1 Contacts: Paul Adams Constellation Communications 667-218-7700 paul.adams@constellation.com Brett Kerr Calpine External Affairs 713-830-8809 Brett.kerr@calpine.com ECP FGS Global Nick Rust / Akash Lodh ECP@fgsglobal.com FOR IMMEDIATE RELEASE CONSTELLATION TO ACQUIRE CALPINE; CREATES AMERICA’S LEADING PRODUCER OF CLEAN AND RELIABLE ENERGY TO MEET GROWING DEMAND FOR CUSTOMERS AND COMMUNITIES Constellation to Acquire Calpine in Stock and Cash Joins Best-in-Class Customer Platforms, Providing Opportunities to Better Serve Customers with a Broader Array of Energy and Sustainability Products Combines Nation’s Premier Nuclear, Natural Gas and Geothermal Fleets to Create Cleanest and Most Reliable Energy Producer, with Coast-to-Coast Presence Immediately and Highly Accretive to Constellation’s EPS and Cash Flow with Value Creation for Constellation Owners Ownership Commitment from Calpine’s Owners, led by Energy Capital Partners (ECP), Who Will Receive Stock in the Pro Forma Company as Consideration Constellation to Host Conference Call and Webcast Today at 8:30 a.m. Eastern Time BALTIMORE and HOUSTON (Jan. 10, 2025) — Constellation (Nasdaq: CEG) and Calpine Corp. today announced they have entered into a definitive agreement under which Constellation will acquire Calpine in a cash and stock transaction valued at an equity purchase price of approximately $16.4 billion, composed of 50 million shares of Constellation stock and $4.5 billion in cash plus the assumption of approximately $12.7 billion of Calpine net debt. After accounting for cash that is expected to be generated by Calpine between signing and the expected closing date, as well as the value of tax

2 attributes at Calpine, the net purchase price is $26.6 billion, reflecting an attractive acquisition multiple of 7.9x 2026 EV/EBITDA. The agreement creates the nation’s largest clean energy provider, opening opportunities to serve more customers coast-to-coast with a broader array of energy and sustainability products. Already the nation’s largest producer of 24/7 emissions-free electricity, Constellation will add Calpine, the largest U.S. producer of energy from low-emission natural gas generation and an expanded renewable energy portfolio, including the largest geothermal generation operation in the U.S. The combination also forms the nation’s leading competitive retail electric supplier, providing 2.5 million customers with a broader array of customized energy and sustainability solutions and new product offerings to help them manage energy costs and achieve their sustainability goals. “This acquisition will help us better serve our customers across America, from families to businesses and utilities,” said Joe Dominguez, president and CEO, Constellation. “By combining Constellation’s unmatched expertise in zero-emission nuclear energy with Calpine’s industry-leading, best-in-class, low-carbon natural gas and geothermal generation fleets, we will be able to offer the broadest array of energy products and services available in the industry. Both companies have been at the forefront of America’s transition to cleaner, more reliable and secure energy, and those shared values will guide us as we pursue investments in new and existing clean technologies to meet rising demand. What makes this combination even more special is it brings together two world-class teams, with the most talented women and men in the industry, who share a noble passion for safety, sustainability, operational excellence and helping America’s families, businesses and communities thrive and grow. We look forward to welcoming the Calpine team upon closing of this transaction.” Calpine’s low-emission natural gas plants will play a key role in maintaining grid reliability for decades to come as customers transition to cleaner energy sources. Both companies have been early investors in carbon sequestration technology to help ensure America’s abundant natural gas can continue to reliably power customers. At the same time, Constellation will invest in adding more zero-emission energy to the grid by extending the life of existing clean energy sources, exploring new advanced nuclear projects, investing

3 in renewables and increasing the output of existing nuclear plants, in addition to restarting the Crane Clean Energy Center in Pennsylvania. Andrew Novotny, president and CEO of Calpine, said, “This is an incredible opportunity to bring together top tier generation fleets, leading retail customer businesses and the best people in our industry to help drive a stronger American economy for a cleaner, healthier and more sustainable future. Together, we will be better positioned to bring accelerated investment in everything from zero-emission nuclear to battery storage that will power our economy in a way that puts people and our environment first. It’s a win for every American family and business in our newly combined footprint that wants clean and reliable energy. ECP’s commitment to these goals over the last seven years was critical to the progress we have made as a company and to laying a foundation for future growth.” Tyler Reeder, president & managing partner of ECP, said, “Since acquiring Calpine in 2018, we have focused on unlocking value and driving future potential growth avenues for the business, which we believe have been recognized through this combination. We truly cannot thank the Calpine team enough for their partnership and are excited to support their continued contributions to the Constellation team. Following the closing of the transaction, we will remain committed as a shareholder of Constellation, reflecting our high confidence in the continued value and growth potential created by this combination.” The transaction will deliver benefits to Constellation’s owners, with expected immediate adjusted (non-GAAP) operating earnings per share (EPS) accretion of more than 20% in 2026 and at least $2 per share of EPS accretion in future years. The transaction is projected to add more than $2 billion (non-GAAP) of free cash flow annually, creating strategic capital and scale to reinvest in the business. Constellation’s base earnings outlook is expected to continue growing at a double-digit rate through the decade. Constellation remains committed to a strong, investment-grade balance sheet with current ratings expected to be affirmed by S&P and Moody’s. Strategic Benefits:

4 • Creates the cleanest and most reliable generation portfolio in the U.S., with a diverse, coast-to-coast portfolio of zero- and low-emission generation assets and expands Constellation’s footprint in the fastest growing area of demand for power: Together, Constellation and Calpine will have nearly 60 gigawatts of capacity from zero- and low-emission sources, including nuclear, natural gas, geothermal, hydro, wind, solar, cogeneration and battery storage. The combined company’s footprint will span the continental U.S. and include a significantly expanded presence in Texas, the fastest growing market for power demand, as well as other key strategic states, including California, Delaware, New York, Pennsylvania and Virginia. • Combines best-in-class retail and commercial businesses with a premier customer solutions platform, establishing a coast-to-coast presence and providing opportunities to serve more customers with a broader array of energy and sustainability products to meet increasing demand: The transaction will expand Constellation’s industry-leading customer solutions business to position the combined company as the leading U.S. retail electricity supplier, helping 2.5 million homes and businesses nationwide achieve their energy and sustainability needs. The combined company will offer customers a broader array of reliable energy solutions, including new product offerings that can integrate nuclear, renewable and natural gas technologies tailored to customers’ unique needs. Customers also will enjoy more predictability and competitive prices as a result of the two companies’ complementary generation assets, load, fuel diversity, geographies and product offerings. • Reinforces Constellation’s position as the largest clean energy producer with the lowest carbon emissions intensity in the U.S.: Constellation is already the top clean energy producer in the U.S., providing 10% of the nation’s emissions-free energy. Joining Calpine with Constellation broadens this position by increasing Constellation’s renewable portfolio, including the Geysers facility in Northern California, the largest geothermal generator in the U.S. The combined company is poised for further growth, enhanced by its increased scale and cash flow. • Joins proven, experienced, best-in-class teams with strong cultures of safety, operating excellence and commitment to serving customers, communities and the

5 country. Constellation and Calpine’s people share a passion for powering America’s families and businesses with energy that is reliable, clean and available whenever it’s needed. Both companies are innovators recognized across the industry for operating at the highest levels of safety, efficiency and reliability, and for offering competitive products that allow customers to cost-effectively meet their energy needs. After closing, Calpine CEO Andrew Novotny will bring his decades of energy expertise and leadership to Constellation and continue to lead the Calpine business. • Strengthens shared commitment to supporting clean, healthy and growing communities through workforce development, philanthropy and community investment: Together, the combined company will increase its positive impact, serving as an economic engine for local communities through jobs, tax payments and other economic activity. The combined company will continue its commitment to communities through more than $21.1 million in combined annual Foundation, corporate and employee philanthropy, in addition to thousands of employee volunteer hours, with a focus on economically disadvantaged communities. Additional Transaction Details The cash and stock transaction will have a value of approximately $16.4 billion, composed of 50 million shares of Constellation stock using the trailing 20-day VWAP of $237.98 and $4.5 billion in cash plus the assumption of approximately $12.7 billion of Calpine net debt. Constellation expects to fund the cash portion of the transaction through a combination of cash on hand and cash flow generated by Calpine in the period between signing and closing of the transaction (that will be assumed at closing). Reflecting their confidence in Constellation’s growth and value creation through this acquisition, Calpine’s significant shareholders, including ECP, Canada Pension Plan Investments (CPP Investments) and Access Industries, have agreed to an 18-month lock- up with respect to their equity ownership of Constellation common stock, subject to an agreed upon schedule for potential sales. The transaction is expected to close within 12 months of signing, subject to the satisfaction of customary closing conditions, including the expiration or termination of the waiting period pursuant to the Hart-Scott-Rodino Act, and regulatory approvals from the Federal Energy Regulatory Commission, the Canadian Competition Bureau, the New

6 York Public Service Commission, the Public Utility Commission of Texas and other regulatory agencies. Following the close of the transaction, Constellation will continue to be headquartered in Baltimore and will continue to maintain a significant presence in Houston, where Calpine is currently headquartered. Advisors Lazard is serving as financial advisor to Constellation. J.P. Morgan Securities LLC is also serving as financial advisor to Constellation, and Kirkland & Ellis is serving as legal counsel. Evercore served as lead financial advisor to Calpine. Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC., and Barclays US are serving as additional financial advisors to Calpine and ECP, and Latham & Watkins and White & Case are serving as legal counsel. Conference Call and Webcast Information Constellation will host a conference call today, Jan. 10, 2025, at 8:30 a.m. Eastern Time to discuss this announcement. The live audio webcast of the conference call, including presentation slides, will be available at https://investors.constellationenergy.com. # # # About Constellation A Fortune 200 company headquartered in Baltimore, Constellation Energy Corporation (Nasdaq: CEG) is the nation’s largest producer of clean, emissions-free energy and a leading supplier of energy products and services to businesses, homes, community aggregations and public sector customers across the continental United States, including three fourths of Fortune 100 companies. With annual output that is nearly 90% carbon-free, our hydro, wind and solar facilities paired with the nation’s largest nuclear fleet have the generating capacity to power the equivalent of 16 million homes, providing about 10% of the nation’s clean energy. We are further accelerating the nation’s transition to a carbon-free future by helping our customers reach their sustainability goals, setting our own ambitious goal of achieving 100% carbon-free generation by 2040, and by investing in promising emerging technologies to eliminate carbon emissions across all sectors of the economy. Follow Constellation on LinkedIn and X. About Calpine Calpine Corporation is America’s largest generator of electricity from natural gas and geothermal resources with operations in competitive power markets. Our fleet of 79 energy facilities in operation represents over 27,000 megawatts of generation capacity. Through wholesale power operations and our retail businesses, we serve customers in 22 states and Canada. Our clean, efficient, modern and flexible fleet uses advanced technologies to generate power in a low-carbon and environmentally responsible manner. We are uniquely positioned to benefit from the secular trends affecting our industry, including the abundant and affordable supply of clean natural gas, environmental regulation, aging power generation infrastructure and the increasing need for dispatchable power plants to successfully integrate intermittent renewables into the grid. If you would like to learn more about Calpine follow us: Twitter.com/Calpine or Linkedin.com/Calpine

7 About Energy Capital Partners (ECP) Energy Capital Partners (ECP), founded in 2005, is a leading equity and credit investor across energy transition, electrification and decarbonization infrastructure assets. The ECP team, comprised of 90 people with 800 years of collective industry experience, deep expertise and extensive relationships, has consummated more than 100 equity (representing nearly $60 billion of enterprise value) and over 20 credit transactions since inception. In 2024, ECP combined with London listed Bridgepoint Group Plc (LSE: BPT.L) to create a global leader in value added middle-market investing with a combined $73 billion of assets under management across private equity, credit and infrastructure. For more information, visit www.ecpgp.com and www.bridgepoint.eu. Cautionary Statements Regarding Forward-Looking Information This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect Constellation’s and Calpine’s current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between Constellation and Calpine, the expected closing of the proposed transaction and the timing thereof, the financing of the proposed transaction and the pro forma combined company and its operations, strategies and plans, enhancements to investment-grade credit profile, synergies, opportunities and anticipated future performance and capital structure, and expected accretion to earnings per share and free cash flow. Information adjusted for the proposed transaction should not be considered a forecast of future results. Although Constellation and Calpine believe these forward- looking statements are reasonable, statements made regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. Actual outcomes and results may differ materially from the results stated or implied in the forward-looking statements included in this press release due to a number of factors, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the risk that Constellation or Calpine may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or required governmental and regulatory approvals may delay the proposed transaction or result in the imposition of conditions that could cause the parties to abandon the proposed transaction; the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; and the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits. Other unpredictable or unknown factors not discussed in this press release could also have material adverse effects on forward-looking statements. The factors that could cause actual results to differ materially from the forward-looking statements made by Constellation and Calpine include those factors discussed herein, as well as the items discussed in (1) Constellation’s 2023 Annual Report on Form 10- K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; (2) Constellation’s Third Quarter 2024 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 13, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by Constellation. Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this press release. Constellation and Calpine undertake no obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this press release.